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                                                                 EXHIBIT 99.2



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                              :        Chapter 11
                                    :
JACOM COMPUTER SERVICES, INC.,      :
UNICAPITAL CORPORATION, et al.,     :        Case No. 00-42719 (CB)
                                    :
                            Debtors :        Jointly Administered
                                    :
                                    :


                          SCHEDULE OF CASH RECEIPTS AND
                          DISBURSEMENTS FOR THE PERIOD
                     OF JANUARY 1, 2001 TO JANUARY 31, 2001


         Attached is the Debtors' consolidated schedule of cash receipts and disbursements for the period of January 1, 2001 to January 31, 2001.

Dated:  New York, New York
        April 5, 2001



                                               GREENBERG TRAURIG LLP


                                               By: /s/ Richard Miller
                                                   ------------------
                                                   Richard S. Miller (RM-2428)
                                                   David Neier (DN-5391)
                                                   Attorneys for Debtors and
                                                   Debtors-in-Possession
                                                   200 Park Avenue
                                                   New York, NY  10166
                                                   (212) 801-9200



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                             UNICAPITAL CORPORATION
                    LEAD CASE, JACOM COMPUTER SERVICES, INC.
                            CASE NUMBER 00-42719 (CB)
                    REPORT OF CASH RECEIPTS AND DISBURSEMENTS
                          JANUARY 1 TO JANUARY 31, 2001


Beginning Cash Balance                            #REF

Inflows:
Lease Stream Inflows                         1,283,420
PFSC Servicing Fee                             (20,931)
Big Ticket Lease Payments                      138,249
Big Ticket Asset Sales                              --
Other                                        4,329,779
                                            ----------

TOTAL                                        5,730,517

Outflows:
Personnel Costs                              1,039,901
Professional Fees                                   --
Operating Costs:
Travel, Lodging, & Meals                        46,656
Occupancy                                      419,245
Other                                           60,541
                                            ----------

TOTAL                                        1,566,343

Cash Sweep to Bank of America                4,848,298
DIP Advances                                        --
                                            ----------

TOTAL                                        6,414,641
                                            ----------

Ending Cash Balance                          1,137,073


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